Exhibit 10.2

EXECUTION VERSION

AMENDMENT AND WAIVER NO. 1

TO

CREDIT AGREEMENT

This AMENDMENT AND WAIVER NO. 1 to the CREDIT AGREEMENT (as defined below), dated as of October 2, 2007 (this “Amendment and Waiver”), is entered into among HDS ACQUISITION SUBSIDIARY, INC., a Delaware corporation, (the rights and obligations of which have been assumed by HD SUPPLY, INC., a Delaware corporation) (the “Borrower”), MERRILL LYNCH CAPITAL CORPORATION, as administrative agent (the “Administrative Agent”) and collateral agent for the Lenders and the Lenders party hereto (the “Lenders”), and amends the Credit Agreement. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

WITNESSETH:

WHEREAS, the Credit Agreement dated as of August 30, 2007 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”) was entered into among the Borrower, the several lenders from time to time parties thereto, the Administrative Agent, JPMORGAN CHASE BANK, N.A., as Issuing Lender, and LEHMAN BROTHERS INC. and J.P. MORGAN SECURITIES INC., as Co-Syndication Agents;

WHEREAS, the Guarantee and Reimbursement Agreement dated as of August 30, 2007 (the “Guarantee Agreement”) was entered into among The Home Depot, Inc., a Delaware corporation (“THD”), the Borrower, each Other Guarantor (as defined therein), and the Administrative Agent;

WHEREAS, the Borrower has requested that the Required Lenders agree to amend and waive certain provisions of the Credit Agreement as described below in Section One;

WHEREAS, the Borrower has requested that THD consent to the amendment of certain provisions of the Credit Agreement as described below in Section One;

WHEREAS, Section 10.1 of the Credit Agreement provides that the Credit Agreement may be amended, modified and waived from time to time;

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which is hereby acknowledged), the parties hereto hereby agree as follows:

SECTION ONE            Amendments and Waivers.

  1. A new Section 6.1(e) shall be added to the Credit Agreement which shall state:

  “(e)      Extension of Delivery Date under Subsection 6.1(b). Solely with respect to the fiscal quarter of the Borrower ended July 29, 2007, the Required Lenders agree to extend the delivery date for the items required under Subsection 6.1(b), together with all other documents and certificates required to be delivered under the Credit Agreement concurrently with such items (including the documents and certificates referred to in Sections 6.1(c) and (d) and Section 6.2(b)) to October 29, 2007. The Borrower agrees to deliver to the Administrative Agents and the Lenders the financial statements required under Subsection 6.1(b), together with such other documents and certificates referred to in the preceding sentence, no later than to October 29, 2007, and the Borrower acknowledges and agrees that the failure to deliver any of such financial statements, documents or certificates on or before October 29, 2007 shall, notwithstanding anything else contained herein (including any grace period specified in Section 8), constitute an immediate Event of Default. So long as there shall be no failure to comply with the immediately preceding sentence, any Default or Event of Default which arises solely due to the non-delivery of such financial statements under Subsection 6.1(b) with respect to the fiscal quarter of the Borrower ended July 29, 2007 or any of such related documents and certificates is hereby waived.”

  2. Section 3.4(b) shall be amended by deleting the reference therein to “February 2, 2009” and replacing it with “February 1, 2009”.

SECTION TWO            Conditions to Effectiveness.  This Amendment and Waiver shall become effective when the Administrative Agent shall have received (i) counterparts of this Amendment and Waiver executed by the Borrower, (ii) a counterpart of this Amendment and Waiver signed on behalf of a number of Lenders sufficient to constitute the Required Lenders and (iii) written consent to this Amendment and Waiver from THD. The effectiveness of this Amendment and Waiver (other than Sections Five, Six and Seven hereof) is conditioned upon the accuracy of the representations and warranties set forth in Section Three hereof.

SECTION THREE         Representations and Warranties.  In order to induce the Lenders party hereto to enter into this Amendment and Waiver, the Borrower represents and warrants to each of the Lenders that both before and after giving effect to this Amendment and Waiver: (a) no Default or Event of Default has occurred and is continuing (other than any Default or Event of Default waived by this Amendment and Waiver) and (b) all of the representations and warranties in the Credit Agreement are true and complete in all material respects (except to the extent qualified by “materiality” or “Material Adverse Effect,” in which case such representations and warranties shall be true and correct in all respects and except to the extent otherwise waived by this Amendment and Waiver) on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

SECTION FOUR           Reference to and Effect on the Credit Agreement.  On and after giving effect to this Amendment and Waiver, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or words of like import referring to the Credit Agreement, and each reference in each of the Loan Documents to “the Credit Agreement,” “thereunder,” “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment and Waiver. The Credit Agreement and each of the other Loan Documents, as specifically amended by this Amendment and Waiver, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Amendment and Waiver

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shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

SECTION FIVE           Costs and Expenses.  Borrower agrees to pay all reasonable out of-pocket costs and expenses of the Administrative Agent and the Lenders incurred in connection with the preparation, execution and delivery of this Amendment and Waiver and the other instruments and documents to be delivered hereunder, if any (including, without limitation, the reasonable fees and expenses of Cahill Gordon & Reindel LLP, counsel to the Administrative Agent).

SECTION SIX             Execution in Counterparts.  This Amendment and Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment and Waiver by telecopier or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.

SECTION SEVEN Governing Law.  THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ITS PRINCIPLES OR RULES OF CONFLICT OF LAWS TO THE EXTENT SUCH PRINCIPLES OR RULES ARE NOT MANDATORILY APPLICABLE BY STATUTE AND WOULD REQUIRE OR PERMIT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION.

[Signature Pages Follow]

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HD SUPPLY, INC.,
as Borrower

By:	/s/ Ricardo Nunez
Name: Ricardo Nunez
Title: Vice President and Secretary

[Cash Flow Amendment and Waiver No. 1]

MERRILL LYNCH CAPITAL CORPORATION,
as Administrative Agent

By:	/s/ Don Burkitt
Name: Don Burkitt
Title: Vice President

[Cash Flow Amendment and Waiver No. 1]

MERRILL LYNCH CAPITAL CORPORATION,
as Lender

By:	/s/ Don Burkitt
Name: Don Burkitt
Title: Vice President

[Cash Flow Amendment and Waiver No. 1]

JPMORGAN CHASE BANK, N.A.,
as Lender

By:	/s/ Randolph Cates
Name: Randolph Cates
Title: Executive Director

[Cash Flow Amendment and Waiver No. 1]

LEHMAN BROTHERS COMMERCIAL BANK,
as Lender

By:	/s/ George Janes
Name: George Janes
Title: Chief Credit Officer

[Cash Flow Amendment and Waiver No. 1]

Consented to:

THE HOME DEPOT, INC.

By:	/s/ Carol B Tome
Name: Carol B Tome
Title: EVP/CFO

[Cash Flow Amendment and Waiver No. 1]